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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

  Current Report Pursuant To Section 13 Or 15(d) Of The Securities Exchange
                                  Act Of 1934

Date of Report    August 22, 1996


                               -----------------


                              META-SOFTWARE, INC.


            (Exact name of registrant as specified in its charter)

                                    0-27040
                           (Commission File Number)

       California                            94-2654873
       (State or other jurisdiction of      (I.R.S. Employer Identification No.)
        incorporation or organization)


                             1300 White Oaks Road
                            Campbell, CA 95008-6758
            (Address of principal executive offices, with zip code)


                                (408) 369-5400
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Item 5.   Other Events

       On August 22, 1996, Meta-Software, Inc., a California corporation (the "Company") announced the signing of an Agreement and Plan of Reorganization whereby the Company would be acquired by Avant! Corporation. Further details regarding this announcement are contained in the Company's press release dated August 22, 1996 attached as an exhibit hereto and incorporated by reference herein.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

       (c)  Exhibits.

       Exhibit 99   Meta-Software, Inc. Press Release dated August 22, 1996.
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 META-SOFTWARE, INC.


Date:  September 13, 1996  By:   /s/ WILLIAM C. SMITH
                                ---------------------
                                 William C. Smith
                                 Chief Financial Officer
                                 (Duly Authorized and Principal Financial and
                                 Accounting Officer)
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                              META-SOFTWARE, INC.

                              INDEX TO EXHIBITS

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 Exhibit Number               Description              Sequential Page Number
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
99                Press Release dated August 22, 1996

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